EXHIBIT 24


                           DIRECTORS AND OFFICERS OF
                                   FNB CORP.


                      REGISTRATION STATEMENT ON FORM S-4


                               POWER OF ATTORNEY

     The undersigned directors and officers of FNB Corp. (the "Corporation") hereby constitute and appoint Michael C. Miller, Jerry A. Little and Dan T. Barker, Jr., and each of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, to execute and file under the Securities Act of 1933, as amended, a Registration Statement on Form S-4 with respect to the shares of Common Stock, par value $2.50 per share, of the Corporation to be delivered upon the acquisition of Carolina Fincorp, Inc., and any and all amendments and exhibits thereto, including pre- and post-effective amendments, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration, with full power and authority to do and perform any and all acts and things whatsoever necessary, appropriate or desirable to be done in the premises, all in the name, place and stead of the said directors and officers, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

     EXECUTED as of the 29th day of December, 1999.



               /S/ MICHAEL C. MILLER
-------------------------------------------------------
MICHAEL C. MILLER
CHAIRMAN, PRESIDENT AND DIRECTOR
(CHIEF EXECUTIVE OFFICER)


               /S/ JAMES M. CAMPBELL, JR.
-------------------------------------------------------
JAMES M. CAMPBELL, JR.
DIRECTOR


               /S/ WILBERT L. HANCOCK
-------------------------------------------------------
WILBERT L. HANCOCK
DIRECTOR


               /S/ R. REYNOLDS NEELY, JR.
-------------------------------------------------------
R. REYNOLDS NEELY, JR.
DIRECTOR


               /S/ J.M. RAMSAY III
-------------------------------------------------------
J.M. RAMSAY III
DIRECTOR


               /S/ EARLENE V. WARD
-------------------------------------------------------
EARLENE V. WARD
DIRECTOR

               /S/ JERRY A. LITTLE
-------------------------------------------------------
JERRY A. LITTLE
TREASURER AND SECRETARY
(CHIEF FINANCIAL AND ACCOUNTING OFFICER)


               /S/ DARRELL L. FRYE
-------------------------------------------------------
DARRELL L. FRYE
DIRECTOR


               /S/ THOMAS A. JORDAN
-------------------------------------------------------
THOMAS A. JORDAN
DIRECTOR


               /S/ RICHARD K. PUGH
-------------------------------------------------------
RICHARD K. PUGH
DIRECTOR


               /S/ CHARLES W. STOUT, M.D.
-------------------------------------------------------
CHARLES W. STOUT, M.D.
DIRECTOR